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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K
                         -------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 27, 2005

                                    ---------
                                 CRYOLIFE, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

               FLORIDA                              1-13165                           59-2417093
-------------------------------------- ----------------------------------- ----------------------------------
    (State or Other Jurisdiction            (Commission File Number)                 (IRS Employer
          of Incorporation)                                                       Identification No.)

              1655 ROBERTS BOULEVARD, N.W., KENNESAW, GEORGIA 30144
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 419-3355

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS
ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On February 8, 2005, Cryolife, Inc. ("Cryolife") and its subsidiaries entered into a credit agreement with Wells Fargo Foothill, Inc. The agreement created a revolving credit facility in an aggregate amount equal to the lesser of
     o $15.0 million that includes a letter of credit subfacility up to an aggregate $2.0 million; or
     o a borrowing base determined in accordance with the terms of the credit agreement.
For further information on the credit agreement, please refer to Section 2.03 of CryoLife's Form 8-K dated February 8, 2005, and filed on February 10, 2005 which is incorporated herein by reference.

     On September 27, 2005, Cryolife, its subsidiaries, and the lender amended the credit agreement. The main purpose of the amendment was to provide specifically that the settlement of the shareholder class action suit does not constitute an event of default under the credit agreement. CryoLife reported the settlement of the shareholder class action suit on its Form 8-K dated and filed on July 28, 2005.

     The amendment to the credit agreement is attached hereto as Exhibit 10.2.1 and incorporated herein by reference.


SECTION 2 - FINANCIAL INFORMATION

SECTION 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     On September 27, 2005, Cryolife, Inc., its subsidiaries, and Wells Fargo Foothill, Inc. amended their February 8, 2005 credit agreement. Item 1.01 of this report describes the amendment. It is incorporated herein by reference.


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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired.  (Not applicable.)

(b) Pro forma financial information.  (Not applicable.)

(c) Shell company transactions. (Not applicable.)

(d) Exhibits.

Exhibit
Number         Description
-------        -----------

10.2.1 "First Amendment to the Credit Agreement," signed on September 27, 2005, amends the February 8, 2005 Credit Agreement between Wells Fargo Foothill, Inc., Cryolife, Inc., and its subsidiaries

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        CRYOLIFE, INC.



Date:  September 28, 2005               By: /s/ D.Ashley Lee
                                            --------------------------------
                                            Name:   D. Ashley Lee
                                            Title:  Executive Vice President,
                                            Chief Operating Officer and Chief
                                            Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number         Description
-------        -----------

10.2.1 "First Amendment to the Credit Agreement," signed on September 27, 2005, amends the February 8, 2005 Credit Agreement between Wells Fargo Foothill, Inc., Cryolife, Inc., and its subsidiaries